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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 31, 2003
                                -----------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     000-27577               16-1538028
        --------------                  ---------               ----------
       (State or other          (Commission File Number)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)

      135 Corporate Woods, Rochester, New York                       14623
 -----------------------------------------------               -----------------
   (Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                                  Page 1 of 17

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ITEM 5.  OTHER EVENTS.

Harris Interactive Inc. (the "Company") has entered into an employment agreement dated as of December 31, 2003 with Robert E. Knapp, appointing him as the Company's Chief Executive Officer and Vice Chairman, effective January 26, 2004. A copy of Mr. Knapp's employment agreement is attached to this Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS

         Exhibit 10.1 Employment Agreement between Harris Interactive Inc. and Robert E. Knapp, dated as of December 31, 2003, effective as of January 26, 2004.

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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          HARRIS INTERACTIVE INC.
                                                   (Registrant)


                                          By:         /s/  Bruce A. Newman
                                                   --------------------------
                                          Name:    Bruce A. Newman
                                          Title:   Chief Financial Officer
                                                   (Principal Financial Officer)

Dated: January 6, 2004

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                                  EXHIBIT INDEX



EXHIBIT NO.     DESCRIPTION

10.1            Employment Agreement between Harris Interactive Inc. and
                Robert E. Knapp, dated as of December 31, 2003, effective as of January 26, 2004.